MAINSTAY FUNDS TRUST

MainStay PineStone Global Equity Fund

MainStay PineStone International Equity Fund

MainStay PineStone U.S. Equity Fund

(the “Funds”)

Supplement dated July 24, 2023 (“Supplement”)

to the Prospectus, dated July 24, 2023 and the

Statement of Additional Information (“SAI”) dated February 28, 2023, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

The Funds are currently closed to all investors. The Funds are scheduled to open on or about August 25, 2023 to accept shareholders transitioning into the Funds as part of the following proposed mergers:

Acquired Fund	Acquiring Fund
Fiera Capital Global Equity Fund	MainStay PineStone Global Equity Fund
Fiera Capital International Equity Fund	MainStay PineStone International Equity
Fiera Capital U.S. Equity Long-Term Quality Fund	MainStay PineStone U.S. Equity Fund

The Funds are scheduled to open to all other investors on or about August 28, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MSPS16a-07/23